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                                                                    EXHIBIT 23.4

                         INDEPENDENT AUDITORS' CONSENT


We consent to the inclusion in this registration statement on Form S-4 (File No. 333-56903) of our report dated March 15, 1998 on our audits of the consolidated financial statements of StarTime Cinema, Inc. and Subsidiaries. We also consent to the reference to our firm under the caption "Experts".

PRICEWATERHOUSECOOPERS LLP

Austin, Texas
August 25, 1998